UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ROGERS CORPORATION
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table in Exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.

ROGERS CORPORATION
2225 W. CHANDLER BLVD.
CHANDLER, AZ 85224

Your **Vote** Counts!

ROGERS CORPORATION

2026 Annual Meeting

Vote by May 5, 2026, 11:59 PM ET. For shares held in a Plan, vote by May 3, 2026, 11:59 PM ET.

V83874-P46031

You invested in ROGERS CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 6, 2026.**

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting

May 6, 2026
11:30 AM Eastern Daylight Time

Virtually at:
www.virtualshareholdermeeting.com/ROG2026

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect nine directors to serve until the next Annual Meeting **Nominees:** 01) Larry L. Berger 02) Brett A. Cope 03) Donna M. Costello 04) Megan Faust 05) Armand F. Lauzon, Jr. 06) Woon Keat Moh 07) Jeffrey J. Owens 08) Anne K. Roby 09) Eric H. Starkloff	For
2. To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as our independent auditor for 2026.	For
3. To approve, on a non-binding advisory basis, the compensation paid to our named executive officers.	For
4. To approve the Rogers Corporation 2026 Employee Stock Purchase Plan.	For

NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V83875-P46031